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CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

September 30, 2025
(unaudited)

Shares		Value
COMMON STOCK 95.0%
	Banks 2.5%
140,000	JPMorgan Chase & Co.	$44,160,200

	Communications Services 9.6%
430,000	Alphabet, Inc. Class A	104,533,000
90,000	Meta Platforms, Inc. Class A	66,094,200
		170,627,200

	Consumer Discretionary 6.7%
260,000	Amazon.com, Inc. (a)	57,088,200
13,000	MercadoLibre, Inc. (a)	30,380,220
450,000	NIKE, Inc. Class B	31,378,500
		118,846,920

	Diversified Financial 12.4%
140,000	American Express Co.	46,502,400
335,000	Capital One Financial Corp.	71,214,300
800,000	Charles Schwab Corp. (The)	76,376,000
75,000	Visa, Inc. Class A	25,603,500
		219,696,200

	Diversified Industrial 3.4%
150,000	Ashtead Group plc ADR	40,275,000
200,000	Brady Corp. Class A	15,606,000
225,000	WillScot Holdings Corp.	4,749,750
		60,630,750

	Energy 2.3%
256,250	Chevron Corp.	39,793,062

	Health Care 2.9%
80,000	Johnson & Johnson	14,833,600
250,000	Medtronic plc	23,810,000
150,000	Merck & Co., Inc.	12,589,500
		51,233,100

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Shares		Value
	Insurance Brokers 4.5%
100,000	Aon plc Class A	$ 35,658,000
105,000	Arthur J Gallagher & Co.	32,522,700
450,000	TWFG, Inc. Class A (a)	12,348,000
		80,528,700

	Insurance Underwriters 29.9%
400,000	Progressive Corp. (The)	98,780,000
28,424	The Plymouth Rock Company Incorporated Class A (b)(c)	432,641,704
		531,421,704

	Real Estate 1.8%
1,201,474	Rayonier, Inc.	31,887,120

	Semiconductor 6.2%
360,000	Analog Devices, Inc.	88,452,000
80,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	22,343,200
		110,795,200

	Software and Services 3.7%
80,000	Microsoft Corp.	41,436,000
50,000	Roper Technologies, Inc.	24,934,500
		66,370,500

	Technology Hardware and Equipment 9.1%
200,000	Coherent Corp. (a)	21,544,000
200,000	Keysight Technologies, Inc. (a)	34,984,000
140,000	Motorola Solutions, Inc.	64,020,600
70,000	Teledyne Technologies, Inc. (a)	41,022,800
		161,571,400

	Total Common Stock (Cost $479,017,874)	1,687,562,056

SHORT TERM INVESTMENTS 5.0%

	Money Market Fund 3.3%
57,792,331	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Class 3.96%	57,792,331

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See accompanying notes to statement of investments.

Principal		Value
	U.S. Treasury Bills 1.7%
$30,000,000	U.S. Treasury Bills 3.46% due 10/7/2025 (d)	$ 29,979,850

	Total Short Term Investments (Cost $87,772,181)	87,772,181

	Total Investments (Cost $566,790,055) (100.0%)	1,775,334,237

	Cash, receivables and other assets less liabilities (0.0%) (e)	(275,628)

	Net Assets (100%)	$1,775,058,609

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.

(c)Valued based on Level 3 significant unobservable inputs. See Note 2.

(d)Valued based on Level 2 inputs. See Note 2.

(e)Less than 0.01%.

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CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the mean price between the closing bid and ask price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2025, the tax cost of investments was $566,790,055. Net unrealized appreciation was $1,208,544,182, consisting of gross unrealized appreciation and gross unrealized depreciation of $1,217,534,320 and $8,990,138, respectively.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

Level 1—Quoted prices in active markets for identical investments;

Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Incorporated Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2025 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,254,920,352	$—	$432,641,704	$1,687,562,056
Short-Term Investments	57,792,331	29,979,850	—	87,772,181
Total Investments	$1,312,712,683	$29,979,850	$432,641,704	$1,775,334,237

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2024	$392,251,200
Change in net unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	40,390,504
Balance as of September 30, 2025	$432,641,704

Unrealized appreciation of Level 3 investments still held as of September 30, 2025 increased during the nine months ended September 30, 2025 by $40,390,504, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of September 30, 2025, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It

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used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.1–2.5; average: 1.7); price-to-historical earnings (range: 17.7–57.3; average: 31.7); and price-to-forward earnings estimates (range: 10.1–25.6; average: 17.2). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 10.6%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares was also considered. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2025, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $432,641,704 at September 30, 2025, which was equal to 24.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2025, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $40,390,504 and the Corporation received dividends of $14,874,279 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.